UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 8, 2007
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-22999	94-2432628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
423 West 55th Street, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices, including zip code)
(212) 949-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 8, 2007, Robert C. Rohdie, President and Chief Executive Officer of Tarragon Development Corporation, a wholly owned subsidiary of Tarragon Corporation (“Tarragon”), announced that he will retire from such executive officer positions effective March 31, 2007. Mr. Rohdie will continue to serve as a director of Tarragon and will continue to provide consulting and advisory services to Tarragon. A copy of the press release announcing Mr. Rohdie’s retirement and three executive promotions is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events.
     The information contained in Item 5.02 in this Current Report on Form 8-K is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Tarragon press release, dated February 8, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: February 8, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Tarragon press release, dated February 8, 2007

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